Ivy Funds

Supplement dated January 12, 2018 to the

Ivy Funds Statement of Additional Information

dated January 31, 2017

as supplemented February 22, 2017, May 18, 2017, August 18, 2017 and September 29, 2017

Effective immediately, the following is inserted as a new sentence immediately following the last sentence of the second paragraph in the “Trust Shares — The Shares of the Funds” section on page 101:

In general, Class C shares that have been held by a shareholder for ten years will convert, automatically, ten years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes. However, Class C shares that have been held for fewer than 10 years also will convert to Class A shares if (i) the Class C shares are not subject to a CDSC, and (ii) a commission was not paid on the sale of such shares. All conversions from Class C shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes. For investors invested in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C shares to Class A shares shall not apply to shares held through intermediaries that do not track the length of time that a participant has held such shares.

Supplement	Statement of Additional Information	1